                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar6                                 WEIGHTED AVERAGE PC RATE:    3.67197%
POOL NUMBER:  Group 1 = 1863
____________________________________________________________________________________________

ISSUE DATE:  05/29/2002
CERTIFICATE BALANCE AT ISSUE:    $976,270,151.47

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1822                         $934,453,992.36
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $269,304.44
Unscheduled Principal Collection/Reversals                           $732,874.02
Liquidations-in-full                                      13       $5,998,560.50
Net principal Distributed                                          $7,000,738.96     ($7,000,738.96)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1809                         $927,453,253.40

SCHEDULED INTEREST AT MORTGAGE RATE:                               $3,809,312.71

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $839,462.56

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $9,970,589.11

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/2002 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar6                                 WEIGHTED AVERAGE PC RATE:    3.67197%
POOL NUMBER:  Group 1 = 1863
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $7,000,738.96     $2,969,850.15             $0.00     $2,969,850.15             $0.00     $9,970,589.11

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $9,762,701.00             $0.00             $0.00             $0.00     $9,762,701.00
Bankruptcy Bond
   Single-Units           $192,000.00             $0.00             $0.00             $0.00       $192,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $19,525,403.00             $0.00             $0.00             $0.00    $19,525,403.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   13      $5,853,726.05         2        $787,878.80         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
10/25/2002 are as follows:

                Class       Class Principal Balance
                B1                $14,630,802.30
                B2                 $7,315,401.14
                B3                 $7,315,401.14
                B4                 $2,926,360.28
                B5                 $2,926,360.28
                B6                 $3,901,531.81
                              __________________
                Total             $39,015,856.95
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of September 30, 2002):

SERIES:  2002-ar6               POOL NUMBER:  Group 1 = 1863

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $927,453,253.40**        $6,641,604.85***        $5,853,726.05***
Number:                         1880                     15                      13
% of Pool:                    100.00%                  0.72%                   0.63%
(Dollars)
% of Pool:                    100.00%                  0.80%                   0.69%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $787,878.80***                $0.00***                $0.00***
Number:                           2                       0                       0
% of Pool:                    0.08%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.11%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 2002 scheduled payments and September 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
September 30, 2002.

Trading Factor, calculated as of distribution date : 0.94999653.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 2002, and unscheduled prepayments in months prior to October ) can be calculated.